UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Effective July 1, 2014, MFS Money Market Fund was redesignated as MFS U.S. Government Money Market Fund.

Effective July 23, 2014, MFS Government Money Market Fund was terminated as a series of the Registrant.

ITEM 1.	REPORTS TO STOCKHOLDERS.

As of the period end, MFS Government Money Market Fund did not have shareholders as described in the introductory note on the cover page of this Form N-CSR.

ANNUAL REPORT

August 31, 2014

MFS® GLOBAL NEW DISCOVERY FUND

GND-ANN

MFS® GLOBAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Bunzl PLC	1.4%
Bright Horizons Family Solutions, Inc.	1.3%
Urban Outfitters, Inc.	1.2%
Rice Energy, Inc.	1.2%
Constant Contact, Inc.	1.2%
Diana Shipping, Inc.	1.2%
Swift Transportation Co.	1.2%
Atwood Oceanics, Inc.	1.1%
Croda International PLC	1.1%
Brother Industries, Ltd.	1.1%

Equity sectors (i)
Special Products & Services	14.6%
Health Care	12.9%
Technology	11.1%
Industrial Goods & Services	9.6%
Retailing	9.2%
Basic Materials	8.6%
Energy	6.9%
Consumer Staples	6.7%
Leisure	5.1%
Transportation	4.4%
Financial Services	4.4%
Autos & Housing	4.1%
Utilities & Communications	1.5%

Issuer country weightings (i)(x)
United States	53.2%
United Kingdom	14.6%
Japan	9.4%
Brazil	3.5%
Germany	2.8%
Greece	2.5%
Norway	1.7%
Switzerland	1.3%
France	1.0%
Other Countries	10.0%

Currency exposure weightings (i)(y)
United States Dollar	58.5%
British Pound Sterling	14.6%
Japanese Yen	9.4%
Euro	5.8%
Brazilian Real	3.4%
Norwegian Krone	1.7%
Swiss Franc	1.3%
Mexican Peso	0.8%
Australian Dollar	0.7%
Other Currencies	3.8%

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Global New Discovery Fund (“fund”) provided a total return of 9.84%, at net asset value. This compares with a return of 21.13% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the technology sector detracted from performance relative to the MSCI All Country World Small Mid Cap Index. An overweight position in data management software company Commvault Systems (h) and holdings of revenue management systems developer Model N (b) and fleet management solutions provider Fleetmatics Group (b), weighed on relative performance. Shares of Commvault Systems

Management Review – continued

declined as the company reported poor earnings results and increased expenses during the second quarter of the year. The company also experienced the slowest growth rate in their software business in the past three years.

Security selection in the energy sector was another factor that weakened relative results. An overweight position in tubular services provider for oil and gas industry Frank’s International (United States) hurt relative results as the stock lagged the benchmark during the reporting period.

Security selection in the leisure and health care sectors also hampered relative returns. Within the leisure sector, holdings of South American McDonald’s franchise operator Arcos Dorados Holdings (b) (Argentina) hurt relative results. Shares of Arcos Dorados depreciated towards the end of the reporting period reflecting lower-than-expected results driven by soft demand and weak traffic during the World Cup as well as lowered earnings guidance. Within the health care sector, an overweight position in ophthalmic device manufacturer TearLab weakened relative results as the stock underperformed the broad market.

Stock selection in the retailing sector was also among the top relative detractors. An overweight position in food stores operator Fairway Group Holdings held back relative performance. Shares of Fairway Group dropped after the company reported weak year-end results reflecting lower-than-expected new store sales, particularly in the Chelsea neighborhood of Manhattan, New York.

Elsewhere, an overweight position in air transportation services provider Controladora Vuela (h) (Mexico) and rare earth and rare metal materials producer Molycorp detracted from relative performance. Shares of Controladora Vuela depreciated as a result of ongoing pricing issues and a weak airline environment in its domestic market.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the special products & services sector contributed to relative performance. Within this sector, overweight positions in education services provider Kroton Educacional S.A. (Brazil), online marketing tools provider Constant Contact and holdings of travel products and solutions firm MakeMyTrip (b) (India) boosted relative results. Shares of Kroton Educacional S.A. climbed during the period as the company released strong results that beat consensus estimates driven by better-than-expected recruiting efforts, operating efficiencies, scalability and cost reductions. Shares of Constant Contact also appreciated during the period after the company reported strong earnings throughout the year driven by the addition of new customers and lower operating expenses as well as positive forward guidance for the next year.

Favorable stock selection in both the industrial goods & services and basic materials sectors also supported relative results. There were no individual stocks within the industrial goods & services sector that were among the fund’s top relative contributors. Within the basic materials sector, overweight positions in aluminum producer Century

Management Review – continued

Aluminum and zinc and nickel producer Horsehead Holding boosted relative returns. Century Aluminum turned in strong performance during the reporting period as a result of a better pricing environment, reduced costs and an improved product mix.

Elsewhere, overweight positions in the printing and electronics products manufacturer Brother Industries (Japan), salmon producer Bakkafrost P/f (Norway), independent natural gas and oil company Rice Energy and vehicle lighting systems manufacturer Koito Manufacturing (Japan) as well as holdings of integrated seaborne shipping and logistics company Navios Maritime Holdings (b) helped relative returns. Shares of Brother Industries appreciated mainly on a sales overshoot for industrial equipment and unused expenses budgeted in the office equipment business.

Respectfully,

Peter Fruzzetti Portfolio Manager	Michael Grossman Portfolio Manager	Thomas Wetherald Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective December 31, 2013, Michael Grossman is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	12/16/11	9.84%	19.80%
B	12/16/11	8.98%	18.92%
C	12/16/11	8.98%	18.92%
I	12/16/11	10.07%	20.11%
R1	12/16/11	8.98%	18.92%
R2	12/16/11	9.53%	19.50%
R3	12/16/11	9.84%	19.80%
R4	12/16/11	10.07%	20.11%
R5	1/02/13	10.14%	15.85%
Comparative benchmark
MSCI All Country World Small Mid Cap Index (f)		21.13%	20.60%
Average annual with sales charge
A With initial Sales Charge (5.75%)		3.53%	17.22%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.98%	18.09%
C With CDSC (1% for 12 months) (v)		7.98%	18.92%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.50%	$1,000.00	$987.33	$7.51
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
B	Actual	2.25%	$1,000.00	$983.88	$11.25
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
C	Actual	2.24%	$1,000.00	$983.25	$11.20
	Hypothetical (h)	2.24%	$1,000.00	$1,013.91	$11.37
I	Actual	1.25%	$1,000.00	$988.66	$6.27
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.25%	$1,000.00	$983.88	$11.25
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
R2	Actual	1.75%	$1,000.00	$985.98	$8.76
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R3	Actual	1.50%	$1,000.00	$987.33	$7.51
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R4	Actual	1.25%	$1,000.00	$988.66	$6.27
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R5	Actual	1.10%	$1,000.00	$988.67	$5.51
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class C shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)

Aerospace - 1.5%
FLIR Systems, Inc.	5,445	$183,983
MTU Aero Engines Holding AG	1,400	122,145
Saab AB	4,250	114,622

		$420,750
Airlines - 0.8%
Stagecoach Group PLC	35,979	$218,614

Apparel Manufacturers - 1.2%
Arezzo Industria e Comercio S.A.	8,700	$124,874
Burberry Group PLC	4,797	113,165
Cia. Hering S.A.	7,100	88,778

		$326,817
Automotive - 1.7%
Guangzhou Automobile Group Co. Ltd., “H”	68,000	$70,720
Koito Manufacturing Co. Ltd.	8,000	218,521
Thai Stanley Electric PLC	11,700	83,519
USS Co. Ltd.	5,400	89,010

		$461,770
Biotechnology - 0.3%
MiMedx Group, Inc. (a)	11,440	$80,538

Broadcasting - 0.9%
Live Nation, Inc. (a)	2,846	$62,498
Proto Corp.	7,300	109,032
RetailMeNot, Inc. (a)	3,540	66,021

		$237,551
Brokerage & Asset Managers - 1.8%
Aberdeen Asset Management PLC	15,986	$115,286
LPL Financial Holdings, Inc.	2,840	138,280
NASDAQ OMX Group, Inc.	3,135	136,278
Rathbone Brothers PLC	2,583	86,964

		$476,808
Business Services - 10.2%
Amadeus IT Holding S.A.	3,839	$142,752
Amsterdam Commodities N.V.	3,570	83,731

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Borderfree, Inc. (a)	6,220	$87,142
Brenntag AG	1,041	55,089
Bright Horizons Family Solutions, Inc. (a)	8,700	353,829
Bunzl PLC	13,472	368,137
Concur Technologies, Inc. (a)	804	80,706
Constant Contact, Inc. (a)	10,260	319,804
CoStar Group, Inc. (a)	1,457	210,901
Diploma PLC	6,712	76,552
DKSH Holding Ltd.	920	72,153
Exova Group PLC (a)	30,640	98,173
Gartner, Inc. (a)	2,009	149,851
Intertek Group PLC	2,092	97,280
Performant Financial Corp. (a)	7,430	71,477
Rightmove PLC	3,366	140,819
Sodexo	629	61,961
Ultimate Software Group, Inc. (a)	544	79,963
Xoom Corp. (a)	5,410	123,673
Zoopla Property Group Ltd. (a)	28,740	119,878

		$2,793,871
Cable TV - 0.3%
Ziggo N.V.	1,580	$75,153

Computer Software - 2.7%
OBIC Business Consultants Co. Ltd.	5,300	$156,130
OBIC Co. Ltd.	5,200	178,173
Qlik Technologies, Inc. (a)	7,679	216,778
SolarWinds, Inc. (a)	4,620	197,690

		$748,771
Computer Software - Systems - 5.5%
Brother Industries, Ltd.	15,000	$290,788
Cvent, Inc. (a)	5,505	138,286
EMIS Group PLC	11,061	131,846
Fleetmatics Group PLC (a)	4,470	146,705
Linx S.A.	4,000	91,722
Model N, Inc. (a)	16,710	154,400
NCC Group PLC	36,090	127,169
SciQuest, Inc. (a)	12,607	201,334
SS&C Technologies Holdings, Inc. (a)	5,001	226,345

		$1,508,595
Conglomerates - 0.7%
DCC PLC	3,179	$188,728

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 1.9%
Bovis Homes Group PLC	10,895	$152,657
Eagle Materials, Inc.	1,820	185,476
Trex Co., Inc. (a)	4,819	181,194

		$519,327
Consumer Services - 3.6%
Dignity PLC	8,718	$207,256
HomeAway, Inc. (a)	6,625	219,950
Kroton Educacional S.A.	5,445	163,095
MakeMyTrip Ltd. (a)	4,750	137,655
Nord Anglia Education, Inc. (a)	13,740	263,121

		$991,077
Containers - 0.6%
Mayr-Melnhof Karton AG	1,333	$155,463

Electrical Equipment - 2.1%
Domino Printing Sciences PLC	5,024	$48,334
IMI PLC	4,025	90,609
MSC Industrial Direct Co., Inc., “A”	1,623	146,297
Sensata Technologies Holding B.V. (a)	3,750	184,388
Spectris PLC	2,821	91,184

		$560,812
Electronics - 1.9%
Rubicon Technology, Inc. (a)	15,630	$97,531
Silicon Laboratories, Inc. (a)	4,541	205,844
Stanley Electric Co. Ltd.	9,000	213,052

		$516,427
Energy - Independent - 4.9%
Alpha Natural Resources, Inc. (a)	20,490	$80,936
Cabot Oil & Gas Corp.	6,145	206,103
CONSOL Energy, Inc.	5,453	219,647
Peabody Energy Corp.	17,710	281,235
Range Resources Corp.	2,790	219,266
Rice Energy, Inc. (a)	11,000	322,080

		$1,329,267
Engineering - Construction - 0.8%
Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	5,700	$79,898
Team, Inc. (a)	3,460	138,089

		$217,987

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 6.4%
Annie’s, Inc. (a)	4,211	$134,289
Bakkafrost P/f	13,250	286,466
Booker Group PLC	51,987	115,564
Calbee, Inc.	6,100	210,476
Cranswick PLC	11,166	245,989
Devro PLC	23,214	94,035
Grupo Lala S.A.B. de C.V.	54,000	140,154
Keurig Green Mountain, Inc.	1,187	158,251
Leroy Seafood Group A.S.A.	4,800	177,349
M. Dias Branco S.A. Industria e Comercio de Alimentos	4,300	194,014

		$1,756,587
Food & Drug Stores - 1.5%
Brazil Pharma S.A. (a)	106,344	$198,578
Clicks Group Ltd.	10,123	65,628
Fairway Group Holdings Corp. (a)	12,940	58,101
Welcia Holdings Co. Ltd.	2,800	82,214

		$404,521
Furniture & Appliances - 0.5%
SEB S.A.	1,840	$144,818

Gaming & Lodging - 0.9%
Norwegian Cruise Line Holdings Ltd. (a)	4,450	$148,230
Paddy Power PLC	1,645	105,154

		$253,384
General Merchandise - 2.6%
B&M European Value Retail S.A. (a)	36,976	$170,652
Dollarama, Inc.	1,700	144,734
Five Below, Inc. (a)	6,950	281,892
Mr. Price Group Ltd.	5,461	104,804

		$702,082
Insurance - 1.5%
Brasil Insurance Participacoes e Administracao S.A.	19,700	$70,316
Jardine Lloyd Thompson Group PLC	9,402	162,019
Sony Financial Holdings, Inc.	10,500	168,129

		$400,464
Internet - 0.9%
GrubHub, Inc. (a)	6,710	$257,932

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 5.2%
Allison Transmission Holdings, Inc.	6,232	$191,198
Burckhardt Compression Holding AG	385	200,772
IPG Photonics Corp. (a)	3,785	259,954
Joy Global, Inc.	2,243	141,645
Nordson Corp.	2,120	171,847
Polypore International, Inc. (a)	4,663	209,042
Spirax-Sarco Engineering PLC	2,402	118,035
WABCO Holdings, Inc. (a)	1,146	118,267

		$1,410,760
Medical & Health Technology & Services - 4.4%
Advisory Board Co. (a)	4,161	$206,386
Brookdale Senior Living, Inc. (a)	6,126	214,104
Capital Senior Living Corp. (a)	9,360	214,063
Healthcare Services Group, Inc.	7,640	208,801
HealthStream, Inc. (a)	5,320	138,107
Kobayashi Pharmaceutical Co. Ltd.	1,200	76,928
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	126,669	133,613

		$1,192,002
Medical Equipment - 6.3%
Align Technology, Inc. (a)	3,686	$200,740
Cardiovascular Systems, Inc. (a)	6,740	192,023
Cepheid, Inc. (a)	4,147	166,004
DexCom, Inc. (a)	4,067	179,761
Endologix, Inc. (a)	4,804	66,343
Fukuda Denshi Co. Ltd.	3,500	208,564
GenMark Diagnostics, Inc. (a)	4,472	48,074
Gerresheimer AG	2,458	177,633
Masimo Corp. (a)	5,656	126,921
Nakanishi, Inc.	2,500	100,077
Novadaq Technologies, Inc. (a)	4,733	61,813
Sonova Holding AG	562	89,866
TearLab Corp. (a)	22,210	85,953

		$1,703,772
Metals & Mining - 3.9%
Century Aluminum Co. (a)	10,334	$258,143
Globe Specialty Metals, Inc.	9,462	194,349
GrafTech International Ltd. (a)	19,040	166,219
Horsehead Holding Corp. (a)	11,118	224,472
Iluka Resources Ltd.	22,928	190,581
Molycorp, Inc. (a)	23,740	42,495

		$1,076,259

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - 0.4%
StealthGas, Inc. (a)	10,860	$106,319

Oil Services - 2.0%
Atwood Oceanics, Inc. (a)	6,230	$307,824
Frank’s International N.V.	11,496	231,644

		$539,468
Other Banks & Diversified Financials - 0.7%
Air Lease Corp.	1,617	$61,284
First Republic Bank	2,619	128,069

		$189,353
Pharmaceuticals - 2.0%
KYORIN Holdings, Inc.	4,000	$89,769
Kythera Biopharmaceuticals, Inc. (a)	3,488	131,184
TherapeuticsMD, Inc. (a)	19,540	108,447
Tsumura & Co.	6,000	153,338
Virbac	297	59,239

		$541,977
Railroad & Shipping - 2.1%
Diana Shipping, Inc. (a)	29,783	$316,891
Navios Maritime Holdings, Inc.	28,290	267,623

		$584,514
Real Estate - 0.5%
LEG Immobilien AG	1,710	$127,217

Restaurants - 3.0%
Arcos Dorados Holdings, Inc.	28,900	$207,791
Chuy’s Holdings, Inc. (a)	2,135	56,151
Domino’s Pizza UK & IRL PLC	12,945	127,225
Dunkin Brands Group, Inc.	4,426	192,708
Noodles & Co. (a)	2,025	39,629
Zoe’s Kitchen, Inc. (a)	6,936	202,323

		$825,827
Specialty Chemicals - 3.8%
Albemarle Corp.	3,027	$192,457
Croda International PLC	8,188	296,606
Symrise AG	3,771	201,466
Valspar Corp.	2,549	205,857
W.R. Grace & Co. (a)	1,536	152,110

		$1,048,496

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - 3.9%
Burlington Stores, Inc. (a)	5,070	$180,847
Citi Trends, Inc. (a)	5,492	127,744
MonotaRO Co. Ltd.	4,400	122,555
NEXT PLC	1,591	187,400
Tile Shop Holdings, Inc. (a)	9,800	113,190
Urban Outfitters, Inc. (a)	8,192	325,960

		$1,057,696
Telephone Services - 1.1%
Bezeq - The Israel Telecommunication Corp. Ltd.	74,830	$140,260
TDC A.S.	18,871	161,983

		$302,243
Trucking - 1.5%
Kintetsu World Express, Inc.	2,300	$91,408
Swift Transportation Co. (a)	14,810	313,676

		$405,084
Total Common Stocks (Identified Cost, $23,766,103)		$26,859,101

Preferred Stocks - 0.3%
Specialty Chemicals - 0.3%
Fuchs Petrolub SE (Identified Cost, $46,874)	1,716	$70,472

			First Exercise
Warrants - 0.2%
Consumer Products - 0.2%
Merrill Lynch International & Co. (Dabur Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)			5/27/11	16,642	$63,489

	Strike Price
Food & Drug Stores - 0.0%
Brasil Pharma S.A. (1 share for 1 warrant) (a)	BRL	5.50	6/25/14	10,651	$1,190
Total Warrants (Identified Cost, $34,607)					$64,679

Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)				348,378	$348,378
Total Investments (Identified Cost, $24,195,962)					$27,342,630

Other Assets, Less Liabilities - (0.3)%					(81,205)
Net Assets - 100.0%					$27,261,425

Portfolio of Investments – continued

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $63,489, representing 0.23% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $23,847,584)	$26,994,252
Underlying affiliated funds, at cost and value	348,378
Total investments, at value (identified cost, $24,195,962)	$27,342,630
Cash	274
Foreign currency, at value (identified cost, $1,479)	1,480
Receivables for
Investments sold	137,407
Fund shares sold	14,909
Interest and dividends	30,201
Receivable from investment adviser	16,583
Other assets	82
Total assets	$27,543,566
Liabilities
Payables for
Investments purchased	$137,197
Fund shares reacquired	59,436
Payable to affiliates
Shareholder servicing costs	18,635
Distribution and service fees	956
Accrued expenses and other liabilities	65,917
Total liabilities	$282,141
Net assets	$27,261,425
Net assets consist of
Paid-in capital	$23,160,010
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,146,288
Accumulated net realized gain (loss) on investments and foreign currency	955,127
Net assets	$27,261,425
Shares of beneficial interest outstanding	1,755,203

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$16,309,386	1,046,964	$15.58
Class B	522,348	34,237	15.26
Class C	4,680,824	306,755	15.26
Class I	4,807,981	306,512	15.69
Class R1	289,840	18,999	15.26
Class R2	184,204	11,907	15.47
Class R3	174,694	11,214	15.58
Class R4	164,339	10,476	15.69
Class R5	127,809	8,139	15.70

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.53 [100 / 94.25 x $15.58]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$341,265
Dividends from underlying affiliated funds	362
Foreign taxes withheld	(22,093)
Total investment income	$319,534
Expenses
Management fee	$266,423
Distribution and service fees	88,578
Shareholder servicing costs	40,256
Administrative services fee	17,500
Independent Trustees’ compensation	1,154
Custodian fee	36,377
Shareholder communications	15,482
Audit and tax fees	53,237
Legal fees	260
Registration fees	105,936
Miscellaneous	15,927
Total expenses	$641,130
Fees paid indirectly	(2)
Reduction of expenses by investment adviser and distributor	(211,821)
Net expenses	$429,307
Net investment loss	$(109,773)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,693,412
Foreign currency	(1,118)
Net realized gain (loss) on investments and foreign currency	$1,692,294
Change in unrealized appreciation (depreciation)
Investments	$644,363
Translation of assets and liabilities in foreign currencies	(410)
Net unrealized gain (loss) on investments and foreign currency translation	$643,953
Net realized and unrealized gain (loss) on investments and foreign currency	$2,336,247
Change in net assets from operations	$2,226,474

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment loss	$(109,773)	$(28,762)
Net realized gain (loss) on investments and foreign currency	1,692,294	569,815
Net unrealized gain (loss) on investments and foreign currency translation	643,953	1,854,573
Change in net assets from operations	$2,226,474	$2,395,626
Distributions declared to shareholders
From net realized gain on investments	$(860,012)	$(120,006)
Change in net assets from fund share transactions	$3,891,486	$13,825,062
Total change in net assets	$5,257,948	$16,100,682
Net assets
At beginning of period	22,003,477	5,902,795
At end of period	$27,261,425	$22,003,477

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.64	$12.01	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	2.85	2.01
Total from investment operations	$1.43	$2.82	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.58	$14.64	$12.01
Total return (%) (r)(s)(t)(x)	9.84	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	3.08	4.66	(a)
Expenses after expense reductions (f)	1.50	1.49	1.50	(a)
Net investment income (loss)	(0.33)	(0.19)	0.03	(a)
Portfolio turnover	53	39	40	(n)
Net assets at end of period (000 omitted)	$16,309	$13,661	$1,274

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.46	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.14)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.45	2.84	2.01
Total from investment operations	$1.29	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.26	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	8.98	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.02	4.11	5.34	(a)
Expenses after expense reductions (f)	2.25	2.25	2.25	(a)
Net investment loss	(1.06)	(1.00)	(0.78	)(a)
Portfolio turnover	53	39	40	(n)
Net assets at end of period (000 omitted)	$522	$447	$203

Class C	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.46	$11.95	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.13)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.45	2.83	2.01
Total from investment operations	$1.29	$2.70	$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.26	$14.46	$11.95
Total return (%) (r)(s)(t)(x)	8.98	22.85	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.02	3.92	5.43	(a)
Expenses after expense reductions (f)	2.24	2.23	2.25	(a)
Net investment loss	(1.05)	(0.95)	(0.80	)(a)
Portfolio turnover	53	39	40	(n)
Net assets at end of period (000 omitted)	$4,681	$2,298	$296

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31			Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.71	$12.03		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	2.87		2.02
Total from investment operations	$1.47	$2.87		$2.03
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.69	$14.71		$12.03
Total return (%) (r)(s)(x)	10.07	24.13		20.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	3.16		4.37	(a)
Expenses after expense reductions (f)	1.25	1.25		1.25	(a)
Net investment income (loss)	(0.09)	(0.01)		0.17	(a)
Portfolio turnover	53	39		40	(n)
Net assets at end of period (000 omitted)	$4,808	$4,873		$3,649

Class R1	Years ended 8/31			Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.46	$11.95		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.14)		$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	1.45	2.84		2.02
Total from investment operations	$1.29	$2.70		$1.95
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.26	$14.46		$11.95
Total return (%) (r)(s)(x)	8.98	22.85		19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.02	4.19		5.34	(a)
Expenses after expense reductions (f)	2.25	2.25		2.25	(a)
Net investment loss	(1.07)	(1.03)		(0.81	)(a)
Portfolio turnover	53	39		40	(n)
Net assets at end of period (000 omitted)	$290	$147		$120

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.58	$11.99	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.07)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.47	2.85	2.02
Total from investment operations	$1.38	$2.78	$1.99
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.47	$14.58	$11.99
Total return (%) (r)(s)(x)	9.53	23.45	19.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.52	3.68	4.84	(a)
Expenses after expense reductions (f)	1.75	1.75	1.75	(a)
Net investment loss	(0.57)	(0.53)	(0.31	)(a)
Portfolio turnover	53	39	40	(n)
Net assets at end of period (000 omitted)	$184	$153	$120

Class R3	Years ended 8/31		Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.64	$12.01	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.04)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	2.86	2.01
Total from investment operations	$1.43	$2.82	$2.01
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)	$—
Net asset value, end of period (x)	$15.58	$14.64	$12.01
Total return (%) (r)(s)(x)	9.84	23.75	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	3.43	4.59	(a)
Expenses after expense reductions (f)	1.50	1.50	1.50	(a)
Net investment loss	(0.34)	(0.28)	(0.06	)(a)
Portfolio turnover	53	39	40	(n)
Net assets at end of period (000 omitted)	$175	$158	$120

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 8/31			Period ended 8/31/12 (c)
	2014	2013
Net asset value, beginning of period	$14.71	$12.04		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00	)(w)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	1.48	2.86		2.02
Total from investment operations	$1.47	$2.86		$2.04
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)	$(0.19)		$—
Net asset value, end of period (x)	$15.69	$14.71		$12.04
Total return (%) (r)(s)(x)	10.07	24.02		20.40	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	3.19		4.34	(a)
Expenses after expense reductions (f)	1.25	1.25		1.25	(a)
Net investment income (loss)	(0.08)	(0.03)		0.19	(a)
Portfolio turnover	53	39		40	(n)
Net assets at end of period (000 omitted)	$164	$149		$120

Class R5	Years ended 8/31
	2014		2013 (i)
Net asset value, beginning of period	$14.71		$12.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	1.48		2.03	(g)
Total from investment operations	$1.48		$2.03
Less distributions declared to shareholders
From net realized gain on investments	$(0.49)		$—
Net asset value, end of period (x)	$15.70		$14.71
Total return (%) (r)(s)(x)	10.14		16.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92		2.79	(a)
Expenses after expense reductions (f)	1.14		1.22	(a)
Net investment income (loss)	0.03		(0.04	)(a)
Portfolio turnover	53		39
Net assets at end of period (000 omitted)	$128		$116

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$14,249,230	$—	$—	$14,249,230
United Kingdom	3,990,176	—	—	3,990,176
Japan	2,558,161	—	—	2,558,161
Brazil	931,377	1,190	—	932,567
Germany	754,022	—	—	754,022
Greece	690,834	—	—	690,834
Norway	463,815	—	—	463,815
Switzerland	362,791	—	—	362,791
France	266,018	—	—	266,018
Other Countries	2,579,631	147,007	—	2,726,638
Mutual Funds	348,378	—	—	348,378
Total Investments	$27,194,433	$148,197	$—	$27,342,630

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $1,632,680 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	8/31/14	8/31/13
Ordinary income (including any short-term capital gains)	$590,007	$120,006
Long-term capital gains	270,005	—
Total	$860,012	$120,006

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$24,310,188
Gross appreciation	4,739,004
Gross depreciation	(1,706,562)
Net unrealized appreciation (depreciation)	$3,032,442
Undistributed ordinary income	388,161
Undistributed long-term capital gain	681,192
Other temporary differences	(380)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared

Notes to Financial Statements – continued

separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/14	Year ended 8/31/13
Class A	$558,358	$34,405
Class B	14,705	4,079
Class C	101,433	11,031
Class I	161,049	62,951
Class R1	4,970	1,885
Class R2	5,273	1,885
Class R3	5,393	1,885
Class R4	4,970	1,885
Class R5	3,861	—
Total	$860,012	$120,006

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.975%
Next $1.5 billion of average daily net assets	0.90%
Average daily net assets in excess of $2.5 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $916, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.971% of the fund’s average daily net assets.

Prior to January 1, 2014, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.25%

This written agreement expired December 31, 2013. For the period September 1, 2013 through December 31, 2013, this reduction amounted to $65,488 and is included in

Notes to Financial Statements – continued

the reduction of total expenses in the Statement of Operations. Effective January 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period January 1, 2014 through August 31, 2014, this reduction amounted to $144,481 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,901 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$43,098
Class B	0.75%	0.25%	1.00%	1.00%	4,949
Class C	0.75%	0.25%	1.00%	0.99%	37,585
Class R1	0.75%	0.25%	1.00%	1.00%	1,637
Class R2	0.25%	0.25%	0.50%	0.50%	876
Class R3	—	0.25%	0.25%	0.25%	433
Total Distribution and Service Fees					$88,578

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $578 and $316 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$404
Class B	2,484
Class C	2,099

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $3,946, which equated to 0.0144% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $36,310.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0640% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014,

Notes to Financial Statements – continued

Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $134 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $42, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 31, 2012, MFS purchased 7,886 shares of Class R5 for an aggregate amount of $100,000. On February 15, 2013, MFS redeemed 36,496 shares of Class I for an aggregate amount of $500,000. On March 1, 2013, MFS redeemed 18,342 shares of Class I for an aggregate amount of $250,000. On March 7, 2013, MFS redeemed 18,051 shares of Class I for an aggregate amount of $250,000. On June 6, 2013, MFS redeemed 55,788 shares of Class I for an aggregate amount of $800,000. On July 18, 2013, MFS redeemed 33,467 shares of Class I for an aggregate amount of $500,000. On September 10, 2013, MFS redeemed 45,396 shares of Class I for an aggregate amount of $700,000. At August 31, 2014, MFS held approximately 55%, 88%, 93%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5, respectively.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $17,366,517 and $14,065,257, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	688,180	$10,673,619	957,491	$13,230,152
Class B	12,329	188,766	18,453	252,966
Class C	160,790	2,438,545	172,031	2,325,262
Class I	122,663	1,905,329	235,174	3,213,300
Class R1	8,515	127,998	—	—
Class R2	1,050	16,175	357	5,205
Class R3	714	11,098	670	9,825
Class R5	—	—	7,886	100,000
	994,241	$15,361,530	1,392,062	$19,136,710

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	36,655	$558,250	2,768	$34,405
Class B	980	14,705	331	4,079
Class C	6,758	101,364	892	11,005
Class I	10,519	161,049	5,052	62,951
Class R1	331	4,970	153	1,885
Class R2	348	5,273	152	1,885
Class R3	354	5,393	152	1,885
Class R4	325	4,970	151	1,885
Class R5	253	3,861	—	—
	56,523	$859,835	9,651	$119,980

Shares reacquired
Class A	(610,747)	$(9,423,322)	(133,477)	$(1,834,466)
Class B	(10,012)	(149,719)	(4,871)	(63,509)
Class C	(19,747)	(303,533)	(38,738)	(515,720)
Class I	(157,991)	(2,442,814)	(212,106)	(3,017,933)
Class R3	(676)	(10,491)	—	—
	(799,173)	$(12,329,879)	(389,192)	$(5,431,628)

Net change
Class A	114,088	$1,808,547	826,782	$11,430,091
Class B	3,297	53,752	13,913	193,536
Class C	147,801	2,236,376	134,185	1,820,547
Class I	(24,809)	(376,436)	28,120	258,318
Class R1	8,846	132,968	153	1,885
Class R2	1,398	21,448	509	7,090
Class R3	392	6,000	822	11,710
Class R4	325	4,970	151	1,885
Class R5	253	3,861	7,886	100,000
	251,591	$3,891,486	1,012,521	$13,825,062

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $106 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	465,808	11,905,239	(12,022,669)	348,378

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$362	$348,378

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Global New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the Fund) (one of the series constituting MFS Series Trust IV), including the portfolio of investments, as of August 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global New Discovery Fund (one of the series constituting MFS Series Trust IV) at August 31, 2014, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Peter Fruzzetti Michael Grossman Thomas Wetherald

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for the one-year period ended December 31, 2013. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on December 16, 2011 and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $555,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® MID CAP GROWTH FUND

OTC-ANN

MFS® MID CAP GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Actavis PLC	2.4%
Gartner, Inc.	2.1%
Jones Lang LaSalle, Inc.	2.0%
Ross Stores, Inc.	2.0%
AMETEK, Inc.	1.8%
FleetCor Technologies, Inc.	1.8%
SBA Communications Corp.	1.8%
Roper Industries, Inc.	1.7%
PerkinElmer, Inc.	1.7%
Affiliated Managers Group, Inc.	1.7%

Equity sectors
Health Care	16.7%
Special Products & Services	14.8%
Industrial Goods & Services	14.3%
Retailing	9.2%
Technology	8.2%
Leisure	8.2%
Financial Services	6.3%
Energy	5.3%
Consumer Staples	4.7%
Autos & Housing	3.0%
Basic Materials	2.9%
Utilities & Communications	2.7%
Transportation	1.4%

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2014, Class A shares of the MFS Mid Cap Growth Fund (“fund”) provided a total return of 21.50%, at net asset value. This compares with a return of 23.67% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

Early in the period, equity markets advanced in response to improved economic fundamentals, having recovered from prior weakness stemming from concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets (“EM”) to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to EM as well as a more equity-friendly macro backdrop amid increased volatility in EM debt. As the period progressed, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

Later in the period, financial markets were forced to contend with a series of positive and negative return episodes. In addition to periodic flashpoints in country specific emerging markets, geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and by the end of the period expectations were for additional rate cuts and the announcement for non-conventional easing measures. The decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the technology sector held back performance relative to the Russell Midcap Growth Index. Holdings of business intelligence software company Qlik Technologies (b), software-as-a-service (SaaS) provider ChannelAdvisor (b)(h), and an overweight position in infrastructure and business intelligence software provider Tibco Software, weighed on relative results as all three stocks performed poorly during the period. The share price of Qlik Technologies declined significantly during the first half of the period after the company failed to deliver on management’s expectations for

3

Management Review – continued

strong revenue and license growth during the fourth quarter of 2013 and first quarter of 2014. ChannelAdvisor declined later in the period as lower-than-expected new customer adds during the second quarter of 2014 appeared to have caused concern for investors about the prospects of the fledgling company. Not holding strong-performing analog semiconductor maker Avago Technologies also detracted from relative returns.

Stock selection in the leisure sector and the combination of stock selection and an underweight position in the transportation sector negatively impacted relative performance. However, there were no individual stocks within either sector that were among the fund’s largest relative detractors during the period.

Elsewhere, not holding liquefied natural gas (LNG) company Cheniere Energy hurt relative returns as the stock delivered strong performance during the period. The fund’s overweight positions in weak-performing apparel company PVH, independent oil and gas company Cabot Oil & Gas, tool manufacturer Stanley Black & Decker (h), and holding shares of health care research and software company Advisory Board (b), also weighed on relative results. PVH struggled late in the period after reporting disappointing first quarter 2014 earnings that showed a build-up of inventories at retail stores for its Calvin Klein brand.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

The combination of strong stock selection and an overweight position in the health care sector aided relative performance as this sector outperformed the benchmark during the period. Overweight positions in biotechnology firm Illumina, and drug makers Salix Pharmaceuticals and Actavis, boosted relative results as all three stocks delivered strong results during the period. Illumina’s stock increased significantly in the early part of 2014 as a result of strong revenue growth for the first and second quarters of the year driven primarily from instruments demand. The fund’s holdings of cancer treatment technology research firm Puma Biotechnology (b), medical equipment maker Thermo Fisher Scientific (b) and pharmaceutical company Valeant Pharmaceuticals (b)(h) also supported relative returns as all three stocks performed well during the period. Puma Biotechnology received a lift in July after the company announced positive results for its adjuvant treatment of breast cancer known as the ExteNET trial. This news, in conjunction with its licensing agreement with Pfizer, appears to have been favorably viewed by investors as being supportive for the stock price going forward.

The combination of an underweight and stock selection in the retailing sector was another positive factor for relative performance. Avoiding shares of natural and organic retailer Whole Foods Markets contributed to relative returns. The stock declined significantly after the company reported second quarter 2014 earnings that missed consensus estimates primarily due to lower gross margins caused by higher competition in the natural and organic food retail market.

4

Management Review – continued

Elsewhere, the fund’s overweight positions in strong-performing commercial real estate and investment management services firm Jones Lang Lasalle and casino operator Wynn Resorts benefited relative returns. The fund’s holdings of automotive components manufacturer TRW Automotive (h) also bolstered relative performance as the stock delivered positive returns.

Respectfully,

Eric Fischman Portfolio Manager	Paul Gordon Portfolio Manager	Matthew Sabel Portfolio Manager

Note to Shareholders: Effective April 30, 2014, Matthew Sabel is also a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	21.50%	17.96%	6.63%	N/A
B	12/01/93	20.74%	17.09%	5.84%	N/A
C	8/01/94	20.62%	17.08%	5.84%	N/A
I	1/02/97	21.86%	18.26%	6.89%	N/A
R1	4/01/05	20.60%	17.08%	N/A	5.18%
R2	10/31/03	21.20%	17.66%	6.30%	N/A
R3	4/01/05	21.53%	17.96%	N/A	5.96%
R4	4/01/05	21.84%	18.27%	N/A	6.22%
R5	1/02/13	21.92%	N/A	N/A	25.12%
529A	7/31/02	21.48%	17.90%	6.44%	N/A
529B	7/31/02	20.59%	17.05%	5.70%	N/A
529C	7/31/02	20.59%	17.00%	5.69%	N/A
Comparative benchmark
Russell Midcap Growth Index (f)		23.67%	19.14%	10.97%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		14.51%	16.57%	6.01%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		16.74%	16.88%	5.84%	N/A
C With CDSC (1% for 12 months) (v)		19.62%	17.08%	5.84%	N/A
529A With initial Sales Charge (5.75%)		14.50%	16.51%	5.82%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		16.59%	16.84%	5.70%	N/A
529C With CDSC (1% for 12 months) (v)		19.59%	17.00%	5.69%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
A	Actual	1.19%	$1,000.00	$1,021.26	$6.06
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
B	Actual	1.94%	$1,000.00	$1,018.28	$9.87
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
C	Actual	1.94%	$1,000.00	$1,017.89	$9.87
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
I	Actual	0.94%	$1,000.00	$1,022.59	$4.79
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R1	Actual	1.94%	$1,000.00	$1,017.54	$9.87
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
R2	Actual	1.44%	$1,000.00	$1,019.82	$7.33
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R3	Actual	1.19%	$1,000.00	$1,021.37	$6.06
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R4	Actual	0.94%	$1,000.00	$1,022.30	$4.79
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R5	Actual	0.89%	$1,000.00	$1,023.26	$4.54
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
529A	Actual	1.19%	$1,000.00	$1,021.03	$6.06
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
529B	Actual	1.99%	$1,000.00	$1,017.79	$10.12
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
529C	Actual	1.99%	$1,000.00	$1,017.37	$10.12
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A shares, this rebate reduced the expense ratio above by 0.06%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)

Aerospace - 1.1%
BE Aerospace, Inc. (a)	69,548	$5,893,494
TransDigm Group, Inc.	62,179	11,689,030

		$17,582,524
Airlines - 0.2%
American Airlines Group, Inc.	93,236	$3,627,813

Alcoholic Beverages - 0.7%
Constellation Brands, Inc., “A” (a)	133,980	$11,668,318

Apparel Manufacturers - 1.5%
PVH Corp.	212,533	$24,811,102

Automotive - 1.6%
LKQ Corp. (a)	608,881	$17,292,220
Mobileye N.V. (a)	205,650	8,888,193

		$26,180,413
Biotechnology - 4.0%
Alexion Pharmaceuticals, Inc. (a)	155,150	$26,265,344
Illumina, Inc. (a)	49,070	8,801,195
Isis Pharmaceuticals, Inc. (a)	88,760	3,617,858
Medivation, Inc. (a)	27,540	2,513,300
Puma Biotechnology, Inc. (a)	36,780	9,581,558
Regeneron Pharmaceuticals, Inc. (a)	45,018	15,779,709

		$66,558,964
Broadcasting - 1.6%
Discovery Communications, Inc., “A” (a)	164,186	$7,178,212
Discovery Communications, Inc., “C” (a)	164,186	7,055,072
Scripps Networks Interactive, Inc., “A”	166,742	13,291,005

		$27,524,289
Brokerage & Asset Managers - 4.0%
Affiliated Managers Group, Inc. (a)	131,573	$27,781,639
Evercore Partners, Inc.	301,564	15,449,124
Intercontinental Exchange, Inc.	121,643	22,990,527

		$66,221,290

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - 12.1%
Bright Horizons Family Solutions, Inc. (a)	663,854	$26,998,942
Cognizant Technology Solutions Corp., “A” (a)	479,118	21,910,066
Concur Technologies, Inc. (a)	70,038	7,030,414
CoStar Group, Inc. (a)	26,190	3,791,003
FleetCor Technologies, Inc. (a)	212,450	30,526,941
Gartner, Inc. (a)	479,660	35,777,839
IHS, Inc., “A” (a)	138,968	19,798,771
Jones Lang LaSalle, Inc.	255,720	34,166,749
Realogy Holdings Corp. (a)	292,800	11,937,456
Verisk Analytics, Inc., “A” (a)	67,168	4,311,514
Wex, Inc. (a)	50,327	5,719,664

		$201,969,359
Cable TV - 2.0%
Charter Communications, Inc., “A” (a)	107,877	$16,922,665
Liberty Global PLC, “A” (a)	201,430	8,796,448
Liberty Global PLC, “C” (a)	201,430	8,445,960

		$34,165,073
Computer Software - 2.5%
Autodesk, Inc. (a)	161,840	$8,681,098
Citrix Systems, Inc. (a)	125,280	8,802,173
Qlik Technologies, Inc. (a)	420,950	11,883,419
TIBCO Software, Inc. (a)	615,260	12,822,018

		$42,188,708
Computer Software - Systems - 3.2%
Benefitfocus, Inc. (a)(l)	84,400	$2,786,888
Castlight Health, Inc., “B” (a)(l)	68,180	812,024
Guidewire Software, Inc. (a)	151,749	6,912,167
SS&C Technologies Holdings, Inc. (a)	462,729	20,943,115
Vantiv, Inc., “A” (a)	701,430	21,940,730

		$53,394,924
Construction - 1.4%
Fortune Brands Home & Security, Inc.	269,512	$11,645,614
Pool Corp.	221,756	12,564,695

		$24,210,309
Consumer Products - 0.9%
Newell Rubbermaid, Inc.	447,090	$14,986,457

Consumer Services - 2.7%
HomeAway, Inc. (a)	100,360	$3,331,952
Nord Anglia Education, Inc. (a)	525,115	10,055,952

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Services - continued
Priceline Group, Inc. (a)	16,711	$20,793,664
Servicemaster Global Holdings, Inc. (a)	438,030	10,753,637

		$44,935,205
Containers - 0.7%
Crown Holdings, Inc. (a)	255,470	$12,331,537

Electrical Equipment - 6.2%
AMETEK, Inc.	577,807	$30,589,103
Amphenol Corp., “A”	133,000	13,700,330
Mettler-Toledo International, Inc. (a)	51,392	13,900,508
Pentair PLC	281,668	19,173,141
Sensata Technologies Holding B.V. (a)	291,300	14,323,221
WESCO International, Inc. (a)	141,440	11,879,546

		$103,565,849
Electronics - 0.8%
Altera Corp.	371,868	$13,141,815

Energy - Independent - 3.6%
Cabot Oil & Gas Corp.	237,107	$7,952,569
Gulfport Energy Corp. (a)	243,980	14,272,830
Memorial Resource Development Corp. (a)	116,500	3,433,255
PDC Energy, Inc. (a)	113,407	6,814,627
Pioneer Natural Resources Co.	78,628	16,405,732
Whiting Petroleum Corp. (a)	116,025	10,750,877

		$59,629,890
Entertainment - 0.4%
AMC Networks, Inc., “A” (a)	105,402	$6,595,530

Food & Beverages - 3.1%
Chr. Hansen Holding A.S.	527,718	$21,466,558
Mead Johnson Nutrition Co., “A”	125,730	12,019,788
WhiteWave Foods Co., “A” (a)	515,098	18,038,732

		$51,525,078
Gaming & Lodging - 2.5%
Extended Stay America, Inc.	510,760	$12,186,734
MGM Mirage (a)	478,471	11,708,185
Norwegian Cruise Line Holdings Ltd. (a)	95,360	3,176,442
Wynn Resorts Ltd.	74,355	14,341,592

		$41,412,953

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 1.0%
Five Below, Inc. (a)	405,250	$16,436,940

Insurance - 0.5%
Lincoln National Corp.	163,710	$9,010,598

Internet - 1.7%
LinkedIn Corp., “A” (a)	60,891	$13,746,143
Shutterstock, Inc. (a)(l)	118,410	8,383,428
Yelp, Inc. (a)	69,075	5,693,162

		$27,822,733
Leisure & Toys - 0.7%
Brunswick Corp.	267,620	$11,507,660

Machinery & Tools - 5.9%
Colfax Corp. (a)	309,995	$19,718,782
Flowserve Corp.	214,936	16,311,493
Joy Global, Inc.	169,040	10,674,876
Roper Industries, Inc.	193,681	29,160,611
WABCO Holdings, Inc. (a)	227,636	23,492,035

		$99,357,797
Major Banks - 0.7%
Morgan Stanley	322,340	$11,059,485

Medical & Health Technology & Services - 3.2%
Advisory Board Co. (a)	214,740	$10,651,104
Cerner Corp. (a)	276,170	15,923,962
Henry Schein, Inc. (a)	223,230	26,718,399

		$53,293,465
Medical Equipment - 4.8%
C.R. Bard, Inc.	133,046	$19,749,348
Cooper Cos., Inc.	170,207	27,748,847
PerkinElmer, Inc.	633,070	28,393,190
Thermo Fisher Scientific, Inc.	39,375	4,733,269

		$80,624,654
Oil Services - 1.8%
Core Laboratories N.V.	53,605	$8,469,054
Dresser-Rand Group, Inc. (a)	125,540	8,699,922
FMC Technologies, Inc. (a)	194,940	12,055,090

		$29,224,066

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 1.1%
MasterCard, Inc., “A”	247,315	$18,748,950

Pharmaceuticals - 4.7%
Actavis PLC (a)	173,661	$39,417,574
Endo International PLC (a)	217,080	13,830,167
Salix Pharmaceuticals, Ltd. (a)	158,900	25,282,579

		$78,530,320
Pollution Control - 1.1%
Stericycle, Inc. (a)	159,315	$18,934,588

Railroad & Shipping - 1.2%
Kansas City Southern Co.	167,228	$19,291,422

Restaurants - 0.9%
Dunkin Brands Group, Inc.	333,137	$14,504,785
Zoe’s Kitchen, Inc. (a)(l)	20,020	583,983

		$15,088,768
Specialty Chemicals - 2.2%
Airgas, Inc.	73,860	$8,152,667
Arrowhead Research Corp. (a)(l)	104,910	1,528,539
FMC Corp.	93,680	6,195,995
PolyOne Corp.	228,340	8,955,495
W.R. Grace & Co. (a)	120,890	11,971,737

		$36,804,433
Specialty Stores - 6.7%
Advance Auto Parts, Inc.	150,217	$20,492,603
Burlington Stores, Inc. (a)	384,770	13,724,746
Ross Stores, Inc.	448,041	33,791,252
Signet Jewelers Ltd.	92,943	10,955,191
Tiffany & Co.	111,390	11,243,707
Tractor Supply Co.	206,440	13,821,158
Urban Outfitters, Inc. (a)	215,960	8,593,048

		$112,621,705
Telecommunications - Wireless - 2.7%
American Tower Corp., REIT	153,540	$15,139,044
SBA Communications Corp. (a)	272,690	30,074,980

		$45,214,024
Total Common Stocks (Identified Cost, $1,274,624,380)		$1,631,799,008

15

Portfolio of Investments – continued

Money Market Funds - 2.5%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	41,082,059	$41,082,059

Collateral for Securities Loaned - 0.3%
JPMorgan Prime Money Market Fund, 0.06%, at Cost and Net Asset Value (j)	$5,725,803	$5,725,803
Total Investments (Identified Cost, $1,321,432,242)		$1,678,606,870

Other Assets, Less Liabilities - (0.5)%		(7,596,739)
Net Assets - 100.0%		$1,671,010,131

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,280,350,183)	$1,637,524,811
Underlying affiliated funds, at cost and value	41,082,059
Total investments, at value, including $5,081,627 of securities on loan (identified cost, $1,321,432,242)	$1,678,606,870
Receivables for
Investments sold	1,525,909
Fund shares sold	961,222
Interest and dividends	448,134
Other assets	1,992
Total assets	$1,681,544,127
Liabilities
Payable to custodian	$1,525,909
Payable for fund shares reacquired	2,183,253
Collateral for securities loaned, at value	5,725,803
Payable to affiliates
Investment adviser	129,649
Shareholder servicing costs	797,914
Distribution and service fees	12,582
Program manager fees	20
Payable for independent Trustees’ compensation	35,489
Accrued expenses and other liabilities	123,377
Total liabilities	$10,533,996
Net assets	$1,671,010,131
Net assets consist of
Paid-in capital	$1,263,569,548
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	357,174,628
Accumulated net realized gain (loss) on investments and foreign currency	55,638,413
Accumulated net investment loss	(5,372,458)
Net assets	$1,671,010,131
Shares of beneficial interest outstanding	113,157,214

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$255,307,667	17,716,511	$14.41
Class B	18,061,227	1,410,393	12.81
Class C	38,340,649	3,062,469	12.52
Class I	13,525,771	905,221	14.94
Class R1	2,238,248	175,366	12.76
Class R2	4,473,058	321,951	13.89
Class R3	3,679,818	256,595	14.34
Class R4	421,554	28,728	14.67
Class R5	1,331,244,249	89,003,411	14.96
Class 529A	2,434,186	172,836	14.08
Class 529B	330,523	26,258	12.59
Class 529C	953,181	77,475	12.30

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $15.29 [100 / 94.25 x $14.41] and $14.94 [100 / 94.25 x $14.08], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$7,682,279
Interest	83,742
Dividends from underlying affiliated funds	34,112
Foreign taxes withheld	(83,151)
Total investment income	$7,716,982
Expenses
Management fee	$11,418,846
Distribution and service fees	1,225,094
Program manager fees	3,315
Shareholder servicing costs	1,919,318
Administrative services fee	193,149
Independent Trustees’ compensation	35,936
Custodian fee	148,622
Shareholder communications	43,454
Audit and tax fees	54,619
Legal fees	13,318
Miscellaneous	178,581
Total expenses	$15,234,252
Reduction of expenses by investment adviser and distributor	(332,080)
Net expenses	$14,902,172
Net investment loss	$(7,185,190)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$220,887,419
Foreign currency	(2,794)
Net realized gain (loss) on investments and foreign currency	$220,884,625
Change in unrealized appreciation (depreciation)
Investments	$79,848,899
Translation of assets and liabilities in foreign currencies	1,483
Net unrealized gain (loss) on investments and foreign currency translation	$79,850,382
Net realized and unrealized gain (loss) on investments and foreign currency	$300,735,007
Change in net assets from operations	$293,549,817

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment loss	$(7,185,190)	$(1,268,403)
Net realized gain (loss) on investments and foreign currency	220,884,625	121,746,838
Net unrealized gain (loss) on investments and foreign currency translation	79,850,382	131,463,477
Change in net assets from operations	$293,549,817	$251,941,912
Change in net assets from fund share transactions	$60,776,996	$50,989,785
Total change in net assets	$354,326,813	$302,931,697
Net assets
At beginning of period	1,316,683,318	1,013,751,621
At end of period (including accumulated net investment loss of $5,372,458 and $1,892,527, respectively)	$1,671,010,131	$1,316,683,318

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.86	$9.57	$8.73	$7.12	$6.31
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.03)	$(0.07)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	2.32	0.91	1.66	0.85
Total from investment operations	$2.55	$2.29	$0.84	$1.61	$0.81
Net asset value, end of period (x)	$14.41	$11.86	$9.57	$8.73	$7.12
Total return (%) (r)(s)(t)(x)	21.50	23.93	9.62	22.61	12.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.24	1.26	1.28	1.34
Expenses after expense reductions (f)	1.19	1.23	1.25	1.28	1.34
Net investment loss	(0.69)	(0.30)	(0.74)	(0.52)	(0.60)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$255,308	$218,693	$191,462	$196,911	$167,816

Class B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.61	$8.63	$7.94	$6.52	$5.82
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.10)	$(0.12)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.37	2.08	0.81	1.52	0.79
Total from investment operations	$2.20	$1.98	$0.69	$1.42	$0.70
Net asset value, end of period (x)	$12.81	$10.61	$8.63	$7.94	$6.52
Total return (%) (r)(s)(t)(x)	20.74	22.94	8.69	21.78	12.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.99	2.01	2.03	2.09
Expenses after expense reductions (f)	1.94	1.98	2.01	2.03	2.09
Net investment loss	(1.44)	(1.05)	(1.49)	(1.24)	(1.37)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$18,061	$17,881	$18,918	$24,759	$29,392

See Notes to Financial Statements

21

Financial Highlights – continued

Class C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.38	$8.44	$7.76	$6.38	$5.69
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.10)	$(0.12)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.31	2.04	0.80	1.48	0.78
Total from investment operations	$2.14	$1.94	$0.68	$1.38	$0.69
Net asset value, end of period (x)	$12.52	$10.38	$8.44	$7.76	$6.38
Total return (%) (r)(s)(t)(x)	20.62	22.99	8.76	21.63	12.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.99	2.01	2.03	2.09
Expenses after expense reductions (f)	1.94	1.98	2.01	2.03	2.09
Net investment loss	(1.43)	(1.06)	(1.49)	(1.26)	(1.35)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$38,341	$32,334	$28,647	$29,123	$26,724

Class I	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.26	$9.87	$8.99	$7.31	$6.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$0.01	$(0.05)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	2.38	0.93	1.70	0.88
Total from investment operations	$2.68	$2.39	$0.88	$1.68	$0.85
Net asset value, end of period (x)	$14.94	$12.26	$9.87	$8.99	$7.31
Total return (%) (r)(s)(x)	21.86	24.21	9.79	22.98	13.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.96	1.00	1.03	1.09
Expenses after expense reductions (f)	0.95	0.96	1.00	1.03	1.09
Net investment income (loss)	(0.44)	0.13	(0.49)	(0.27)	(0.35)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$13,526	$8,986	$764,857	$613,721	$486,162

See Notes to Financial Statements

22

Financial Highlights – continued

Class R1	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.58	$8.60	$7.91	$6.50	$5.80
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.10)	$(0.12)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	2.08	0.81	1.51	0.79
Total from investment operations	$2.18	$1.98	$0.69	$1.41	$0.70
Net asset value, end of period (x)	$12.76	$10.58	$8.60	$7.91	$6.50
Total return (%) (r)(s)(x)	20.60	23.02	8.72	21.69	12.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.99	2.01	2.03	2.09
Expenses after expense reductions (f)	1.95	1.98	2.01	2.03	2.09
Net investment loss	(1.44)	(1.05)	(1.49)	(1.26)	(1.35)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$2,238	$1,949	$1,777	$1,861	$1,811

Class R2	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.46	$9.27	$8.48	$6.94	$6.16
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.06)	$(0.09)	$(0.07)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.55	2.25	0.88	1.61	0.84
Total from investment operations	$2.43	$2.19	$0.79	$1.54	$0.78
Net asset value, end of period (x)	$13.89	$11.46	$9.27	$8.48	$6.94
Total return (%) (r)(s)(x)	21.20	23.62	9.32	22.19	12.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.49	1.51	1.53	1.59
Expenses after expense reductions (f)	1.45	1.48	1.51	1.53	1.59
Net investment loss	(0.94)	(0.56)	(0.99)	(0.76)	(0.85)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$4,473	$4,449	$4,357	$4,614	$4,143

See Notes to Financial Statements

23

Financial Highlights – continued

Class R3	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.80	$9.52	$8.69	$7.09	$6.28
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.03)	$(0.07)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	2.64	2.31	0.90	1.64	0.85
Total from investment operations	$2.54	$2.28	$0.83	$1.60	$0.81
Net asset value, end of period (x)	$14.34	$11.80	$9.52	$8.69	$7.09
Total return (%) (r)(s)(x)	21.53	23.95	9.55	22.57	12.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.24	1.25	1.28	1.34
Expenses after expense reductions (f)	1.20	1.23	1.25	1.28	1.34
Net investment loss	(0.74)	(0.31)	(0.74)	(0.49)	(0.61)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$3,680	$2,000	$1,617	$1,364	$1,478

Class R4	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$12.04	$9.70	$8.82	$7.18	$6.34
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.01)	$(0.05)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.69	2.35	0.93	1.66	0.87
Total from investment operations	$2.63	$2.34	$0.88	$1.64	$0.84
Net asset value, end of period (x)	$14.67	$12.04	$9.70	$8.82	$7.18
Total return (%) (r)(s)(x)	21.84	24.12	9.98	22.84	13.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	1.00	1.03	1.09
Expenses after expense reductions (f)	0.95	0.98	1.00	1.03	1.09
Net investment loss	(0.44)	(0.06)	(0.49)	(0.27)	(0.35)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$422	$355	$256	$199	$159

See Notes to Financial Statements

24

Financial Highlights – continued

Class R5	Years ended 8/31
	2014	2013 (i)
Net asset value, beginning of period	$12.27	$10.30
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	2.74	1.98
Total from investment operations	$2.69	$1.97
Net asset value, end of period (x)	$14.96	$12.27
Total return (%) (r)(s)(x)	21.92	19.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.93	(a)
Expenses after expense reductions (f)	0.89	0.92	(a)
Net investment loss	(0.38)	(0.08	)(a)
Portfolio turnover	59	58
Net assets at end of period (000 omitted)	$1,331,244	$1,027,324

Class 529A	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.59	$9.35	$8.54	$6.97	$6.18
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.03)	$(0.07)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	2.58	2.27	0.88	1.62	0.84
Total from investment operations	$2.49	$2.24	$0.81	$1.57	$0.79
Net asset value, end of period (x)	$14.08	$11.59	$9.35	$8.54	$6.97
Total return (%) (r)(s)(t)(x)	21.48	23.96	9.48	22.53	12.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.34	1.35	1.38	1.44
Expenses after expense reductions (f)	1.19	1.24	1.30	1.37	1.44
Net investment loss	(0.69)	(0.33)	(0.79)	(0.62)	(0.69)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$2,434	$1,844	$1,231	$949	$685

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529B	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.44	$8.50	$7.81	$6.42	$5.73
Income (loss) from investment operations
Net investment loss (d)	$(0.18)	$(0.11)	$(0.12)	$(0.11)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.33	2.05	0.81	1.50	0.78
Total from investment operations	$2.15	$1.94	$0.69	$1.39	$0.69
Net asset value, end of period (x)	$12.59	$10.44	$8.50	$7.81	$6.42
Total return (%) (r)(s)(t)(x)	20.59	22.82	8.83	21.65	12.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.09	2.11	2.13	2.19
Expenses after expense reductions (f)	2.00	2.03	2.06	2.12	2.19
Net investment loss	(1.49)	(1.11)	(1.54)	(1.34)	(1.44)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$331	$287	$243	$264	$271

Class 529C	Years ended 8/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.20	$8.30	$7.63	$6.28	$5.61
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.10)	$(0.12)	$(0.11)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	2.27	2.00	0.79	1.46	0.76
Total from investment operations	$2.10	$1.90	$0.67	$1.35	$0.67
Net asset value, end of period (x)	$12.30	$10.20	$8.30	$7.63	$6.28
Total return (%) (r)(s)(t)(x)	20.59	22.89	8.78	21.50	11.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.09	2.10	2.13	2.19
Expenses after expense reductions (f)	1.99	2.03	2.05	2.12	2.19
Net investment loss	(1.49)	(1.11)	(1.54)	(1.37)	(1.45)
Portfolio turnover	59	58	63	86	78
Net assets at end of period (000 omitted)	$953	$582	$386	$330	$239

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity

28

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

29

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,631,799,008	$—	$—	$1,631,799,008
Mutual Funds	46,807,862	—	—	46,807,862
Total Investments	$1,678,606,870	$—	$—	$1,678,606,870

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount

30

Notes to Financial Statements – continued

typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $5,081,627 and a related liability of $5,725,803 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

31

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2014, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The fund declared no distributions for the years ended August 31, 2014 and August 31, 2013.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$1,321,524,838
Gross appreciation	375,215,910
Gross depreciation	(18,133,878)
Net unrealized appreciation (depreciation)	$357,082,032
Undistributed long-term capital gain	55,731,009
Late year ordinary loss deferral	(5,335,551)
Other temporary differences	(36,907)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager

32

Notes to Financial Statements – continued

fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement was terminated July 31, 2014. For the period September 1, 2013 through July 31, 2014, this management fee reduction amounted to $234,183, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the period August 1, 2014 through August 31, 2014, this management fee reduction amounted to $27,082, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $51,411, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2015. For the year ended August 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

33

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $79,514 and $1,507 for the year ended August 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$607,109
Class B	0.75%	0.25%	1.00%	1.00%	185,319
Class C	0.75%	0.25%	1.00%	0.99%	366,661
Class R1	0.75%	0.25%	1.00%	1.00%	20,620
Class R2	0.25%	0.25%	0.50%	0.50%	22,994
Class R3	—	0.25%	0.25%	0.25%	5,928
Class 529A	—	0.25%	0.25%	0.20%	5,562
Class 529B	0.75%	0.25%	1.00%	1.00%	3,099
Class 529C	0.75%	0.25%	1.00%	1.00%	7,802
Total Distribution and Service Fees					$1,225,094

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2014, this rebate amounted to $11,991, $543, $1,712, $1,181, and $17 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and

34

Notes to Financial Statements – continued

Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2014, were as follows:

Amount
Class A	$664
Class B	14,248
Class C	2,505
Class 529B	—
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2015, unless MFD elects to extend the waiver. For the year ended August 31, 2014, this waiver amounted to $1,657 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$2,225	$1,112
Class 529B	310	155
Class 529C	780	390
Total Program Manager Fees and Waivers	$3,315	$1,657

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $295,442, which equated to 0.0194% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $379,893.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting

35

Notes to Financial Statements – continued

fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended August 31, 2014, these costs for the fund amounted to $1,243,983 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0127% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $678 and the Retirement Deferral plan resulted in an expense of $4,725. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $35,474 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014,

36

Notes to Financial Statements – continued

Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,666 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,303, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 31, 2012, MFS purchased 9,709 shares of Class R5 for an aggregate amount of $100,000. On September 11, 2013, MFS redeemed 9,706 shares of Class R5 for an aggregate amount of $124,528.

At August 31, 2014, MFS held approximately 73% and 75% of the outstanding shares of Class R4 and Class 529B, respectively.

(4) Portfolio Securities

For the year ended August 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $921,521,530 and $879,014,888, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,190,620	$29,547,564	2,202,218	$24,087,716
Class B	182,235	2,184,367	182,857	1,768,222
Class C	420,730	4,904,776	308,951	2,989,423
Class I	321,669	4,520,360	4,830,110	48,689,987
Class R1	22,427	268,964	31,558	309,168
Class R2	57,551	740,142	46,981	492,733
Class R3	126,292	1,743,869	29,792	326,268
Class R4	2,671	36,876	5,470	60,110
Class R5	9,431,199	130,265,922	86,399,426	923,376,064
Class 529A	40,895	542,086	45,412	485,244
Class 529B	2,335	27,681	1,140	10,708
Class 529C	24,748	288,130	18,580	177,441
	12,823,372	$175,070,737	94,102,495	$1,002,773,084

37

Notes to Financial Statements – continued

	Year ended 8/31/14		Year ended 8/31/13 (i)
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,919,881)	$(39,242,544)	(3,761,781)	$(40,211,942)
Class B	(456,343)	(5,488,063)	(689,565)	(6,575,235)
Class C	(474,037)	(5,576,985)	(587,326)	(5,461,570)
Class I	(149,247)	(2,082,727)	(81,554,676)	(866,349,774)
Class R1	(31,293)	(363,914)	(53,829)	(499,723)
Class R2	(123,842)	(1,599,817)	(128,633)	(1,248,430)
Class R3	(39,194)	(511,961)	(30,108)	(330,491)
Class R4	(3,408)	(44,481)	(2,359)	(27,587)
Class R5	(4,168,658)	(58,931,117)	(2,658,556)	(30,795,368)
Class 529A	(27,246)	(361,523)	(17,856)	(186,460)
Class 529B	(3,544)	(40,516)	(2,296)	(21,915)
Class 529C	(4,335)	(50,093)	(8,043)	(74,804)
	(8,401,028)	$(114,293,741)	(89,495,028)	$(951,783,299)

Net change
Class A	(729,261)	$(9,694,980)	(1,559,563)	$(16,124,226)
Class B	(274,108)	(3,303,696)	(506,708)	(4,807,013)
Class C	(53,307)	(672,209)	(278,375)	(2,472,147)
Class I	172,422	2,437,633	(76,724,566)	(817,659,787)
Class R1	(8,866)	(94,950)	(22,271)	(190,555)
Class R2	(66,291)	(859,675)	(81,652)	(755,697)
Class R3	87,098	1,231,908	(316)	(4,223)
Class R4	(737)	(7,605)	3,111	32,523
Class R5	5,262,541	71,334,805	83,740,870	892,580,696
Class 529A	13,649	180,563	27,556	298,784
Class 529B	(1,209)	(12,835)	(1,156)	(11,207)
Class 529C	20,413	238,037	10,537	102,637
	4,422,344	$60,776,996	4,607,467	$50,989,785

(i)	For Class R5, the period is from inception, January 2, 2013, through the stated period end.

On January 11, 2013, certain Class I shares were automatically converted to Class R5 shares. Shareholders of certain Class I shares became shareholders of Class R5 and received Class R5 shares with a total net asset value equal to their Class I shares at the time of the conversion.

The fund is one of several mutual funds in which certain of the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 28%, 27%, 10%, 7%, 2%, 2%, and 1% respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the

38

Notes to Financial Statements – continued

MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $5,928 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	26,818,119	247,430,209	(233,166,269)	41,082,059

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$34,112	$41,082,059

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

44

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fischman Paul Gordon Matthew Sabel

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense

46

Board Review of Investment Advisory Agreement – continued

information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion and implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,431,993 as capital gain dividends paid during the fiscal year.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2014

MFS® U.S. GOVERNMENT MONEY MARKET FUND

(formerly MFS® Money Market Fund)

MCM-ANN

MFS® U.S. GOVERNMENT MONEY MARKET FUND

(formerly MFS® Money Market Fund)

Note to Shareholders: Effective July 1, 2014, the fund’s name changed from MFS Money Market Fund to MFS U.S. Government Money Market Fund.

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy continues to gain strength. Manufacturing output, construction activity and consumer confidence are all at multi-year highs, auto sales are robust, and

U.S. labor market reports show broad progress. Even a slowdown in the pace of rising house prices is seen as making the market more sustainable. Economists have a favorable outlook, and broad stock indices reflect that.

However, challenges dominate the rest of the global economy. China is struggling to boost its industrial output and Japan’s economic turnaround appears to have hit a setback after its sales tax increase in April. The eurozone economy is being held back by persistently high unemployment and dangerously low inflation, leading the European Central Bank to take more aggressive stimulus action. With robust corporate earnings, the market’s greatest concerns relate to conflicts in the Middle East and Ukraine. In addition, speculation continues on when the U.S. Federal Reserve will begin tightening its monetary policy now that the U.S. economy has regained some traction.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals uses a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

October 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	19.7%
A-1	80.8%
Not Rated	0.0%
Other Assets Less Liabilities	(0.5)%

Maturity breakdown (u)
0 - 7 days	20.7%
8 - 29 days	21.7%
30 - 59 days	32.1%
60 - 89 days	19.1%
90 - 365 days	6.9%
Other Assets Less Liabilities	(0.5)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/14.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/14

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without Sales charge)	Current 7-day yield
12/19/75	0.00%(w)	0.00%

(w)	Total return was less than 0.01%.

Yields quoted are based on the latest seven days ended as of August 31, 2014, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

Prior to July 1, 2014, the fund was named MFS Money Market Fund and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective July 1, 2014, the fund’s name was changed to MFS U.S. Government Money Market Fund and the fund adopted an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2014 through August 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2014 through August 31, 2014.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 3/01/14	Ending Account Value 8/31/14	Expenses Paid During Period (p) 3/01/14-8/31/14
Actual	0.09%	$1,000.00	$1,000.00	$0.45
Hypothetical (h)	0.09%	$1,000.00	$1,024.75	$0.46

(h)	5% fund return per year before expenses.

4

Expense Table – continued

(p)	“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

5

PORTFOLIO OF INVESTMENTS

8/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 100.5%
Issuer	Shares/Par	Value ($)

Fannie Mae, 0.065%, due 9/02/14	$1,785,000	$1,784,997
Fannie Mae, 0.085%, due 1/28/15	1,900,000	1,899,331
Federal Home Loan Bank, 0.06%, due 9/03/14	10,340,000	10,339,966
Federal Home Loan Bank, 0.065%, due 9/04/14	200,000	199,999
Federal Home Loan Bank, 0.07%, due 9/04/14	7,350,000	7,349,957
Federal Home Loan Bank, 0.07%, due 9/05/14	44,683,000	44,682,652
Federal Home Loan Bank, 0.075%, due 9/05/14	7,810,000	7,809,935
Federal Home Loan Bank, 0.035%, due 9/10/14	14,637,000	14,636,872
Federal Home Loan Bank, 0.05%, due 9/10/14	1,000,000	999,988
Federal Home Loan Bank, 0.065%, due 9/10/14	4,375,000	4,374,929
Federal Home Loan Bank, 0.07%, due 9/15/14	9,497,000	9,496,741
Federal Home Loan Bank, 0.07%, due 9/17/14	8,000,000	7,999,751
Federal Home Loan Bank, 0.08%, due 9/19/14	10,110,000	10,109,596
Federal Home Loan Bank, 0.045%, due 9/24/14	8,672,000	8,671,751
Federal Home Loan Bank, 0.08%, due 9/24/14	9,134,000	9,133,533
Federal Home Loan Bank, 0.07%, due 10/03/14	4,513,000	4,512,719
Federal Home Loan Bank, 0.075%, due 10/03/14	30,398,000	30,395,974
Federal Home Loan Bank, 0.08%, due 10/03/14	4,841,000	4,840,656
Federal Home Loan Bank, 0.03%, due 10/06/14	2,140,000	2,139,937
Federal Home Loan Bank, 0.075%, due 10/08/14	2,700,000	2,699,792
Federal Home Loan Bank, 0.075%, due 10/15/14	6,700,000	6,699,385
Federal Home Loan Bank, 0.078%, due 10/15/14	4,500,000	4,499,571
Federal Home Loan Bank, 0.085%, due 10/15/14	12,503,000	12,501,701
Federal Home Loan Bank, 0.055%, due 10/17/14	3,778,000	3,777,734
Federal Home Loan Bank, 0.06%, due 10/22/14	11,231,000	11,230,045
Federal Home Loan Bank, 0.06%, due 10/24/14	15,260,000	15,258,652
Federal Home Loan Bank, 0.08%, due 10/24/14	3,902,000	3,901,540
Federal Home Loan Bank, 0.08%, due 10/29/14	15,200,000	15,198,041
Federal Home Loan Bank, 0.065%, due 11/05/14	1,000,000	999,883
Federal Home Loan Bank, 0.06%, due 11/12/14	5,300,000	5,299,364
Federal Home Loan Bank, 0.08%, due 11/14/14	7,000,000	6,998,849
Federal Home Loan Bank, 0.08%, due 12/03/14	1,500,000	1,499,690
Freddie Mac, 0.07%, due 9/02/14	5,978,000	5,977,988
Freddie Mac, 0.065%, due 9/10/14	6,779,000	6,778,890
Freddie Mac, 0.06%, due 10/14/14	3,909,000	3,908,720
Freddie Mac, 0.06%, due 11/04/14	6,000,000	5,999,360
Freddie Mac, 0.065%, due 11/18/14	11,000,000	10,998,451
U.S. Treasury Bill, 0.038%, due 9/11/14	10,000,000	9,999,896
U.S. Treasury Bill, 0.035%, due 10/23/14	15,101,000	15,100,237
U.S. Treasury Bill, 0.03%, due 11/06/14	11,370,000	11,369,375

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 0.03%, due 11/13/14	$15,390,000	$15,389,064
U.S. Treasury Bill, 0.025%, due 11/28/14	15,220,000	15,219,070
U.S. Treasury Bill, 0.108%, due 7/23/15	7,500,000	7,492,687
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$380,177,269

Other Assets, Less Liabilities - (0.5)%		(1,932,706)
Net Assets - 100.0%		$378,244,563

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$380,177,269
Cash	786
Receivable for fund shares sold	251,589
Receivable from investment adviser	92,973
Other assets	609
Total assets	$380,523,226
Liabilities
Payable for fund shares reacquired	$2,049,500
Payable to affiliates for shareholder servicing costs	174,201
Payable for independent Trustees’ compensation	11,205
Accrued expenses and other liabilities	43,757
Total liabilities	$2,278,663
Net assets	$378,244,563
Net assets consist of
Paid-in capital	$378,803,923
Accumulated net realized gain (loss) on investments	(546,718)
Accumulated net investment loss	(12,642)
Net assets	$378,244,563
Shares of beneficial interest outstanding	378,826,469
Net asset value per share (net assets of $378,244,563 / 378,826,469 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/14

This statement describes how much the fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by the fund’s operations.

Net investment income
Interest income	$358,856
Expenses
Management fee	$1,552,177
Shareholder servicing costs	608,523
Administrative services fee	57,535
Independent Trustees’ compensation	11,598
Custodian fee	29,586
Shareholder communications	21,503
Audit and tax fees	35,549
Legal fees	10,578
Miscellaneous	71,813
Total expenses	$2,398,862
Fees paid indirectly	(26,243)
Reduction of expenses by investment adviser	(2,013,763)
Net expenses	$358,856
Net investment income	$0
Net realized gain (loss) on investments	$303
Change in net assets from operations	$303

See Notes to Financial Statements

9

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2014	2013
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	303	0
Change in net assets from operations	$303	$0
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	198,824,030	238,001,117
Cost of shares reacquired	(224,697,043)	(236,872,941)
Change in net assets from fund share transactions	$(25,873,013)	$1,128,176
Total change in net assets	$(25,872,710)	$1,128,176
Net assets
At beginning of period	404,117,273	402,989,097
At end of period (including accumulated net investment loss of $12,642 and $15,239, respectively)	$378,244,563	$404,117,273

See Notes to Financial Statements

10

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 8/31
	2014		2013	2012	2011		2010
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00		$0.00	$0.00	$0.00		$0.00
Net realized and unrealized gain (loss) on investments	0.00	(w)	—	—	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.00	(w)	$0.00	$0.00	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$—		$(0.00	)(w)
From tax return of capital	—		—	—	—		(0.00	)(w)
Total distributions declared to shareholders	$—		$—	$—	$—		$(0.00	)(w)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00
Total return (%) (r)(t)	0.00	(w)	0.00	0.00	0.00		0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62		0.65	0.64	0.64		0.63
Expenses after expense reductions (f)	0.10		0.16	0.13	0.21		0.28
Net investment income	0.00		0.00	0.00	0.00		0.00
Net assets at end of period (000 omitted)	$378,245		$404,117	$402,989	$464,849		$508,566

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (formerly MFS Money Market Fund) (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Prior to July 1, 2014, the fund was named MFS Money Market Fund and MFS normally invested the fund’s assets in U.S. dollar-denominated money market instruments and repurchase agreements. Effective July 1, 2014, the fund’s name was changed to MFS U.S. Government Money Market Fund and the fund adopted an investment strategy of normally investing at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to its money market fund regulations. At this time, management is evaluating the potential implications of the changes.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and

12

Notes to Financial Statements – continued

financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities	$—	$380,177,269	$—	$380,177,269

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

13

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the timing of recognition of certain expenses.

The fund declared no distributions for the years ended August 31, 2014 and August 31, 2013.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/14
Cost of investments	$380,177,269
Capital loss carryforwards	(546,718)
Late year ordinary loss deferral	(1,546)
Other temporary differences	(11,096)

14

Notes to Financial Statements – continued

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

8/31/16	$(123,924)
8/31/17	(422,794)
Total	$(546,718)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2014, MFS voluntarily waived receipt of $1,539,443 of the fund’s management fee in order to avoid a negative yield. This amount, for the year ended August 31, 2014, is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2014, this management fee reduction amounted to $12,734, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2014 these waivers had the effect of reducing the management fee by 0.40% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.00% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2014, MFS voluntarily agreed to reduce certain other expenses in the amount of $461,014, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2014 for the MFS U.S. Government Money Market Fund was $51,868.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2014, the fee was $264,828, which equated to 0.0682%

15

Notes to Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $343,695.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2014 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,016 and is included in independent Trustees’ compensation for the year ended August 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $11,096 at August 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended August 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $2,051 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $572, which is included in the reduction of total expenses in the

16

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The sale of the fund’s shares has been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2014, the fund’s commitment fee and interest expense were $1,574 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund (formerly MFS Money Market Fund):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Money Market Fund (one of the series of MFS Series Trust IV) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Money Market Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

18

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

19

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

20

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

21

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 39)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

22

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

24

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account

25

Board Review of Investment Advisory Agreement – continued

any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

26

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

27

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

28

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Meses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Meses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees Billed by Deloitte
MFS Government Money Market Fund+	0	24,969
MFS Mid Cap Growth Fund	43,687	43,178
MFS U.S. Government Money Market Fund	30,663	30,309

Total	74,350	98,456

	Audit Fees
	2014	2013
Fees Billed by E&Y
MFS Global New Discovery Fund	43,420	32,665

For the fiscal years ended August 31, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees Billed by Deloitte
To MFS Government Money Market Fund+	0	0	6,158	3,644	1,002	1,001
To MFS Mid Cap Growth Fund	0	0	6,491	6,414	1,170	1,092
To MFS U.S. Government Money Market Fund	0	0	3,689	3,645	1,051	1,038
Total fees billed by Deloitte To above Funds	0	0	16,338	13,703	3,223	3,131

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Government Money Market Fund* +	1,767,138	1,493,881	0	0	0	0
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,767,138	1,493,881	0	0	0	0
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	1,767,138	1,493,881	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by Deloitte
To MFS Government Money Market Fund, MFS and MFS Related Entities#+	1,777,636	1,527,637
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,778,137	1,530,498
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	1,775,216	1,527,675

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees Billed by E&Y
To MFS Global New Discovery Fund	0	0	8,371	8,316	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by E&Y
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	53,371	56,316

+	MFS Government Money Market Fund was terminated as of July 23, 2014.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: October 16, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: October 16, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2014

*	Print name and title of each signing officer under his or her signature.